Annual Report


[GRAPHIC OMITTED]


                                 MARCH 31, 2002




TEMPLETON VIETNAM
AND SOUTHEAST ASIA FUND, INC.


[logo omitted]
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

     THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO FUND SHARE PRICES. WE APPRECIATE YOUR PAST SUPPORT
           AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.




[PHOTO OMITTED]



MARK MOBIUS
PRESIDENT
TEMPLETON VIETNAM AND
SOUTHEAST ASIA FUND, INC.

Mark Mobius has been living in emerging market countries since earning his Ph.D in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

SHAREHOLDER LETTER


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND SEEKS LONG-TERM CAPITAL APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS PRIMARILY IN THE EQUITY AND DEBT SECURITIES OF REGION COUNTRY ISSUERS. REGION COUNTRIES CURRENTLY INCLUDE VIETNAM, CHINA, HONG KONG, INDIA, INDONESIA, MALAYSIA, MYANMAR, THE PHILIPPINES, SINGAPORE, SOUTH KOREA, TAIWAN AND THAILAND.
--------------------------------------------------------------------------------


Dear Shareholder:

This annual report for Templeton Vietnam and Southeast Asia Fund covers the fiscal year ended March 31, 2002. The 12 months under review can be split into two distinct periods of performance. Many Asian markets experienced a downward trend during the first six months of the period largely as a result of concerns over the U.S. economy, Japan's continued economic anemia, Argentina's political and economic upheaval, weak demand and excessive inventory for technology-related products worldwide, and the September 11 terrorist attacks and related U.S. military action in Afghanistan. All of these factors contributed to a high degree of uncertainty for developed and emerging markets' investment outlook. However, the latter half of the reporting period saw the emergence of market expectations for a global economic recovery occurring sometime in 2002.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 13.




CONTENTS



Shareholder Letter ................   1

Performance Summary ...............   9

Important Notice
to Shareholders ...................  10

Financial Highlights &
Statement of Investments ..........  12

Financial Statements ..............  15

Notes to
Financial Statements ..............  18

Independent
Auditors' Report ..................  22

Tax Designation ...................  23

Directors and Officers ............  27


[GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-free Income

Multiple interest rate reductions by the U.S. Federal Reserve Board, as well as some Asian central banks, resulted in significant gains for many Asian markets. The fourth quarter 2001 rallies of many Asian markets continued into early 2002, and the Morgan Stanley Capital International (MSCI) Taiwan, Korea and Singapore Indexes posted returns of 66.35%, 102.35% and 36.17%, respectively, during the past six months. 1 Although laggards in 2001, Indonesia and Thailand also began 2002 on a positive note, as the MSCI Indonesia Free and Thailand Free Indexes gained 38.61% and 28.72% during the first quarter of 2002. 2 The California Public Employees' Retirement System's decision to add these countries to its list of non-investable markets did not seem to have any significant impact.

Signifying a landmark in Taiwan's economic history, the island formally entered the World Trade Organization (WTO) in January 2002. Following WTO regulations, Taiwan began cutting tariffs and lifting import restrictions on a wide range of products. The country started to see a recovery in its sales and earnings, particularly in electronics manufacturing, mainly due to the increase in outsourcing orders from the U.S. and Europe. In a move aimed at further improving the island's economic status, Taiwan officially lifted a 50-year ban on direct trade and investment in China. Not surprisingly, many Taiwanese companies are benefiting from investments in mainland China as well as the opening of trade and transport links between China and Taiwan.




1. Source: Standard & Poor's Micropal. Market return is measured in U.S. dollars and includes reinvested dividends. The MSCI Taiwan, Korea and Singapore Indexes are market capitalization-weighted and measure the total return of equity securities in Taiwan, Korea and Singapore, respectively.

2. Source: Standard & Poor's Micropal. Market return is measured in U.S. dollars and includes reinvested dividends. The MSCI Indonesia Free and Thailand Free Indexes are market capitalization-weighted and measure the total return of equity securities in Indonesia and Thailand. The indexes include only securities available to foreign (non-local) investors. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Singapore's economy, as measured by its gross domestic product (GDP), recorded an annualized 7.0% contraction in the fourth quarter of 2001 compared with the fourth quarter of 2000, but rose an annualized 5.6% compared with the preceding quarter, its first quarterly increase since 2000's final quarter.3 Other positive news arrived before period-end as Singapore's government revised its 2002 GDP growth forecast up. The country's non-oil exports rose 4.3% in January from the previous month, while the decline in its industrial output slowed significantly in March. We believe these developments may signal a bottom for the country's economy, and we expect Singapore to benefit with any U.S. economic recovery, as this could lead to greater demand for Singapore's exports.

As a result of a rally begun in the fourth quarter of 2001, the South Korean market was Asia's best performer for the 12-month period as evidenced by the MSCI Korea Index's 88.15% rise.1 The country benefited when technology-related stocks experienced substantial price increases as investors returned to the sector after their exit during the 2000 technology crash. In addition to the nation's electronics sector recovery, continued improvements in consumer confidence, largely driven by expectations for economic activity due to the upcoming World Cup and Asian Games, contributed to South Korea's performance.

On December 11, 2001, a bilateral trade agreement between the U.S. and Vietnam took effect. The agreement led to immediate tariff cuts on exports to the U.S. In a bid to promote trade and investment relations between the two nations, a delegation of Vietnamese government officials and business executives toured the U.S. Additionally, the Ministry of Trade announced that the country's export revenues for 2002 may reach US$16.6


3. Source: The Business Times Singapore, 4/5/02.






GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
3/31/02

Singapore                                              22.2%
Vietnam*                                               19.2%
Thailand                                               13.9%
South Korea                                            12.0%
Taiwan                                                  8.9%
Indonesia                                               7.4%
China                                                   4.1%
Malaysia                                                3.5%
India                                                   3.2%
Philippines                                             2.8%
Hong Kong                                               1.5%
Short-Term Investments & Other Net Assets               1.3%

*These are direct investments made through companies domiciled in Hong Kong and Singapore.

billion, an 11% increase from 2001. 4 Signaling continued market liberalization, Vietnam's stock exchange now lists 12 companies, up from just 4 when trading began in 2000.

In Thailand and Indonesia, political developments continued to define the economic landscapes. We are hopeful that Thai Prime Minister Thaksin Shinawatra may be able to bring relative political stability, particularly since his recent acquittal regarding financial matters helped to clear the uncertainty over his political career. Thaksin has so far maintained his focus on boosting Thailand's economy in 2002. In Indonesia, Vice President Megawati Sukarnoputri took over the presidency after its parliament voted to remove Abdurrahman Wahid. While expectations for reforms were high, we have yet to see any major action from Megawati's government.
Within this environment, Templeton Vietnam and Southeast Asia Fund posted a +48.51% cumulative total return in market-price terms for the 12 months ended March 31, 2002, as shown in the Performance Summary on page 9. Based on change in net asset value, the Fund's cumulative total return for the same period was +19.55%. In comparison, the MSCI All Country (AC) Asia Free ex-Japan and the International Finance Corporation Investable (IFCI) Asia Indexes returned 12.73% and 28.36% over the same period. 5 The Fund's performance relative to those of the MSCI and IFCI indexes mainly resulted from our value orientation regarding stock selection. Our positions in Southeast Asia, particularly in Thailand and Indonesia, benefited the Fund.




4. Source: Asia Pulse, 1/23/02.
5. Source: Standard & Poor's Micropal. The unmanaged MSCI AC Asia Free ex-Japan Index is a market capitalization-weighted index measuring the total returns (gross dividends are reinvested) of equity securities in Asia excluding Japan. The unmanaged IFCI Asia Index measures the total return of equity securities across Asia, with securities' weights adjusted to reflect only the portion of total market capitalization available to foreign (non-local) investors. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The technology crash and reduced export demand for electronics, particularly from the U.S., caused share prices to fall substantially during the first half of the reporting period. As a result, we were able to increase the Fund's exposure at reduced prices to companies that appeared, in our view, to have superior technology and strong manufacturing expertise.

Singaporean holdings continued to dominate the Fund's portfolio on March 31, 2002, mainly due to our purchases of Singapore Telecommunications, the country's leading telecommunications operator; Singapore Airlines, the country's national airline; and Keppel Corp., a major conglomerate. We were attracted to Singapore Telecommunications because we believed it had capable management and a sound balance sheet. In our opinion, Singapore Airlines' strong brand name and broad global alliance network, combined with its healthy cash position and low debt, may enable the company to perform relatively well over the long term. We believe Keppel is trading at attractive valuations and appears cheap compared to its peers. In our view, Singaporean economic recovery could be positive for the group's property division.

Reflecting our long-term fundamental value approach, the Fund entered the 12-month period with large holdings in Thailand and Indonesia, at 21.8% and 10.3% of total net assets on March 31, 2001. Both markets performed relatively well and were among the 10 best performing stock markets in the world for calendar year 2001. 2 We sought to take advantage of this development by reducing some of our positions in both






TOP 10 SECTORS/INDUSTRIES
3/31/02

                                         % OF TOTAL
                                         NET ASSETS
---------------------------------------------------

Diversified
Telecommunication Services                14.7%

Real Estate                               13.6%

Construction Materials                    10.3%

Wireless
Telecommunication Services                 9.0%

Computers & Peripherals                    8.3%

Leisure Equipment
& Products                                 8.1%

Airlines                                   6.9%

Diversified Financials                     5.9%

Beverages                                  2.9%

Semiconductor Equipment
& Products                                 2.8%

TOP 10 EQUITY HOLDINGS
3/31/02

COMPANY
SECTOR/INDUSTRY,                       % OF TOTAL
COUNTRY                                NET ASSETS
-------------------------------------------------

Mayfair Hanoi, Ltd.                     11.1%
REAL ESTATE, VIETNAM

Siam Cement Public Co.
Ltd., ord. & fgn.                        9.6%
CONSTRUCTION MATERIALS,
THAILAND

Indotel Ltd.                             8.1%
LEISURE EQUIPMENT & PRODUCTS,
VIETNAM

Singapore Airlines Ltd.                  6.9%
AIRLINES, SINGAPORE

Keppel Corp. Ltd.                        5.9%
DIVERSIFIED FINANCIALS,
SINGAPORE

Singapore
Telecommunications Ltd.                  4.3%
DIVERSIFIED TELECOMMUNICATION
SERVICES, SINGAPORE

SK Telecom Co. Ltd.                      4.1%
WIRELESS TELECOMMUNICATION
SERVICES, SOUTH KOREA

PT Telekomunikasi
Indonesia TBK, B                         3.7%
DIVERSIFIED TELECOMMUNICATION
SERVICES, INDONESIA

Shin Corporation Public Co.
Ltd., fgn.                               3.4%
WIRELESS TELECOMMUNICATION
SERVICES, THAILAND

Compal Electronics Inc.                  3.2%
COMPUTERS & PERIPHERALS,
TAIWAN





countries as we identified what we believed were better opportunities elsewhere. On March 31, 2002, our Thailand and Indonesia weightings decreased to 13.9% and 7.4% of total net assets. During the year under review, we also reduced the Fund's Hong Kong weighting from 10.0% of total net assets at the beginning of the period to 1.5% at period-end.

At the end of the year under review, we maintained our Indotel position, which owns the Sofitel Metropole Hotel in downtown Hanoi, Vietnam, as well as our holdings in HEA, which owns Mayfair Hanoi Apartments, one of the city's most prestigious residential buildings. Both of the Fund's Vietnam investments are unlisted, and we are working to have these companies listed on Vietnam's stock exchange or sell them in the open market.

The Fund's top three sector weightings as of March 31, 2002, were diversified telecommunication services followed by real estate and construction materials. Price fluctuations and the changes described above led to the replacement of five of the Fund's top 10 equity holdings. Samsung Electronics, Hang Lung Development, PT Indosat, Hutchison Whampoa and Cheung Kong Holdings fell from the list. Replacing these companies were Singapore Airlines, Keppel, Singapore Telecommunications, SK Telecom and Compal Electronics, as of March 31, 2002.

Looking ahead, we believe Asian economies stand to benefit when the U.S. economy recovers. Although Taiwan's market surged significantly over the past six months, many stocks recently traded at valuations we consider attractive.

Performance for a number of markets, such as Korea and Thailand, should continue on a generally positive trend, in our opinion, if aided by falling interest rates, improving macroeconomic performances and a clear improvement in investor sentiment toward emerging market investing. Overall, we are confident that our disciplined, bottom-up strategy and focus on value will bring long-term benefits to our investors.

Investing in Vietnam and Southeast Asia involves special considerations, including risks related to direct investments, as well as the risks associated with investing in an emerging market. These risks include adverse economic, social and political developments, reduced liquidity of emerging markets, and greater currency volatility. For example, Singapore's equity market, as measured by the MSCI Singapore Index, increased 171.96% in the last 15 years and suffered 7 quarterly declines of more than 15% during that time. 6 Investing in any emerging market means accepting a certain amount of market volatility and, in some cases, the consequences of severe market corrections. While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets.

Because the Fund invests primarily in Vietnam and Southeast Asia, it may be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified geographically. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. In addition, the Fund's direct equity investments may involve a heightened degree of business and





6. Source: Standard & Poor's Micropal. Based on quarterly percentage price change over 15 calendar years ended 12/31/01. Market return is measured in U.S. dollars and includes reinvested dividends. The MSCI Singapore Index is market capitalization-weighted and measures the total return of equity securities in Singapore.

financial risk, as well as risks posed by the illiquidity of these investments due to the absence of a public trading market. Investment in the Fund should be considered speculative.

Thank you for investing in Templeton Vietnam and Southeast Asia Fund. We appreciate your support, welcome your comments, and look forward to serving you in the future.

Sincerely,



/S/SIGNATURE

Mark Mobius
President
Templeton Vietnam and Southeast Asia Fund, Inc.





This discussion reflects our views, opinions and portfolio holdings as of March 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 3/31/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS ACCORDING TO THE TERMS SPECIFIED IN THE FUND'S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DO NOT REFLECT ANY SALES CHARGES PAID AT INCEPTION OR BROKERAGE COMMISSIONS PAID ON SECONDARY MARKET PURCHASES. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE SALE OF FUND SHARES.




PRICE AND DISTRIBUTION INFORMATION



                               CHANGE         3/31/02   3/31/01
---------------------------------------------------------------
Net Asset Value (NAV)          +$1.50          $9.34     $7.84
Market Price (NYSE)            +$2.87          $8.85     $5.98

DISTRIBUTIONS (4/1/01-3/31/02)
Dividend Income                $0.0254


PERFORMANCE




                                                          INCEPTION
                                     1-YEAR     5-YEAR    (9/15/94)
--------------------------------------------------------------------------------
Cumulative Total Return 1
  Based on change in NAV            +19.55%    -31.85%     -27.49%
  Based on change in market price   +48.51%    -19.41%     -35.41%
Average Annual Total Return 1
  Based on change in NAV            +19.55%     -7.38%      -4.17%
  Based on change in market price   +48.51%     -4.23%      -5.63%


For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.




1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

Effective 8/1/98, the Fund's Investment Manager agreed to reduce its fees to 1.35% of the Fund's average weekly net assets. This fee waiver may be terminated at any time upon notice to the Fund's Board of Directors. From 10/1/94, through 9/30/95, additional fee waivers increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified company investing primarily in Vietnam and Southeast Asia, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. In addition, the Fund's direct equity investments may involve a heightened degree of business and financial risk, as well as risks posed by the illiquidity of these investments due to the absence of a public trading market. You may have a gain or loss when you sell your shares.

IMPORTANT NOTICE TO SHAREHOLDERS


PROPOSED REORGANIZATION. On March 19, 2002, the Board of Directors of the Vietnam Fund approved a proposal providing for the reorganization of Vietnam Fund into Templeton Developing Markets Trust ("Developing Markets Trust"), a registered open-end management investment company. The proposed reorganization involves Developing Markets Trust's acquisition of substantially all of the assets of Vietnam Fund in exchange for Advisor Class shares of Developing Markets Trust, and the distribution of Advisor Class shares of Developing Markets Trust to shareholders of Vietnam Fund as a part of the liquidation and dissolution of Vietnam Fund. This transaction, which is expected to be tax-free, is subject to the approval of the shareholders of Vietnam Fund. If approved, shares will be exchanged based on the respective net asset values of Vietnam Fund and Advisor Class shares of Developing Markets Trust. It is currently anticipated that, during the six months after the reorganization, former Vietnam Fund shareholders who redeem Advisor Class shares of Developing Markets Trust received in the reorganization, will pay a redemption fee of up to 2%. This redemption fee will be paid to Developing Markets Trust to help defray the transaction costs associated with such a redemption. Vietnam Fund's Board of Directors plans to submit the proposed reorganization of Vietnam Fund into Developing Markets Trust to Vietnam Fund's shareholders at a special meeting, currently expected to take place by late Summer 2002. Any solicitation of proxies by Vietnam Fund in connection with its shareholder meeting will be made only pursuant to separate proxy materials filed under federal securities laws. It is anticipated that these materials will be available in Summer 2002. There can be no assurances that the shareholders of Vietnam Fund will vote in favor of the proposed reorganization. In connection with the proposed reorganization transaction, Vietnam Fund and Developing Markets Trust intend to file relevant materials with the U.S. Securities and Exchange Commission ("SEC"), including a Form N-14 combined proxy statement for Vietnam Fund and registration statement for Developing Markets Trust that contains a prospectus. Because those documents contain important information, Vietnam Fund shareholders are urged to read them, if and when they become available. When filed with the SEC, they will be available for free at the SEC's website, www.sec.gov. Vietnam Fund shareholders can also obtain copies of these documents and other transaction-related documents, when available, for free by calling Vietnam Fund at 1-800/342-5236.

SHARE REPURCHASE PROGRAM. On January 4, 2002, the Board of Directors discontinued the Fund's open-market share repurchase program.

NAMES RULE. The U.S. Securities and Exchange Commission adopted new Rule 35d-1 under the Investment Company Act of 1940, as amended (the "Names Rule"), generally requiring a fund with a name suggesting a focus in a particular type of investment, in a particular industry, or in a particular geographic region, to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the type of investment, industry or geographic region suggested by its name.

Consistent with the Names Rule, in July 2001, the Fund's Board of Directors adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the Fund's net assets in equity and debt securities of companies (i) that are organized under the laws of, or have a principal office in, Vietnam or other Southeast Asian countries (the "Region Countries"); (ii) for which the principal equity securities trading market is a Region Country; or (iii) that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in a Region Country, or have at least 50% of their assets invested in a Region Country (collectively, "Region Country Issuers"), effective July 31, 2002. In accordance with the Names Rule, the Fund has also adopted a non-fundamental policy to provide shareholders with 60 days' advance notice of any change to the foregoing 80% investment policy. The Fund's fundamental investment policy to invest at least 65% of its total assets in equity and debt securities of companies (i) that are organized under the laws of, or have a principal office in, Vietnam or other Southeast Asian countries (the "Region Countries"); (ii) for which the principal equity securities trading market is a Region Country; or (iii) that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in a Region Country, or have at least 50% of their assets invested in a Region Country (collectively, "Region Country Issuers") remains the same.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Highlights


                                                                        YEAR ENDED MARCH 31,
                                                        -----------------------------------------------------
                                                            2002      2001       2000      1999      1998
                                                        -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................         $7.84    $11.64      $8.68     $9.07    $14.05
                                                        -----------------------------------------------------
Income from investment operations:
 Net investment income (loss) .......................           .05      (.02)      (.07)     (.08)      .09
 Net realized and unrealized gains (losses) .........          1.48     (3.86)      3.03      (.31)    (4.86)
                                                        -----------------------------------------------------
Total from investment operations ....................          1.53     (3.88)      2.96      (.39)    (4.77)
                                                        -----------------------------------------------------
Capital share repurchases ...........................            --       .08         --        --        --
                                                        -----------------------------------------------------
Tender offer expenses deducted from capital .........            --        --         --        --      (.04)
                                                        -----------------------------------------------------
Less distributions from:
 Net investment income ..............................          (.03)       --         --        --      (.13)
 Net realized gains .................................            --        --         --        --      (.03)
 Tax return of capital ..............................            --        --         --        --      (.01)
                                                        -----------------------------------------------------
Total distributions .................................          (.03)       --         --        --      (.17)
                                                        -----------------------------------------------------
Net asset value, end of year ........................         $9.34     $7.84     $11.64     $8.68     $9.07
                                                        =====================================================
Market value, end of year a .........................       $8.8500   $5.9800    $8.1250   $6.9375   $8.2500
                                                        =====================================================
Total return (based on market value per share) ......        48.51%   (26.40)%    17.12%  (15.88)%  (25.14)%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................       $42,432   $35,610    $54,508   $40,615   $42,437
Ratios to average net assets:
 Expenses ...........................................         2.08%     2.07%      2.15%     3.12%     2.23%
 Expenses, excluding waiver and payments by affiliate         2.21%     2.22%      2.30%     3.22%     2.23%
 Net investment income (loss) .......................          .57%    (.19)%     (.58)%   (1.06)%      .91%
Portfolio turnover rate .............................        78.86%    78.51%     68.98%    20.56%    89.42%



+Based on average weighted shares outstanding effective year ended March 31, 2000.
aBased on the last sale on the New York Stock Exchange.



                                            See notes to financial statements.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2002



                                                               COUNTRY           SHARES       VALUE
---------------------------------------------------------------------------------------------------------------------------

     COMMON STOCKS 79.5%
     AIRLINES 6.9%
     Singapore Airlines Ltd. ............................    Singapore           375,500   $ 2,932,560
                                                                                           -----------

     AUTOMOBILES 2.5%
     Hyundai Motor Co. Ltd. .............................   South Korea           33,670     1,040,333
                                                                                           -----------

     BANKS .9%
     DBS Group Holdings Ltd. ............................    Singapore            49,000       393,307
                                                                                           -----------

     BEVERAGES 2.9%
     San Miguel Corp., B ................................   Philippines          996,828     1,211,355
                                                                                           -----------

     CHEMICALS 1.1%
     PT Gudang Garam TBK ................................    Indonesia           423,500       469,837
                                                                                           -----------

     COMPUTERS & PERIPHERALS 8.3%
     Asustek Computer Inc. ..............................      Taiwan            176,000       784,424
     CMC Magnetics Corp. ................................      Taiwan            252,000       209,511
     Compal Electronics Inc. ............................      Taiwan          1,006,000     1,342,234
     Ritek Corp. ........................................      Taiwan          1,034,900     1,164,952
                                                                                           -----------
                                                                                             3,501,121
                                                                                           -----------

     CONSTRUCTION MATERIALS 10.3%
     Cheung Kong Infrastructure Holdings Ltd. ...........     Hong Kong          171,000       275,143
    *Siam Cement Public Co. Ltd. ........................     Thailand            85,019     1,644,899
     Siam Cement Public Co. Ltd., fgn. ..................     Thailand           111,381     2,431,341
                                                                                           -----------
                                                                                             4,351,383
                                                                                           -----------

     DISTRIBUTORS 2.4%
     Cycle & Carriage Ltd. ..............................    Singapore           446,753     1,032,171
                                                                                           -----------

     DIVERSIFIED FINANCIALS 5.9%
     Keppel Corp. Ltd. ..................................    Singapore         1,132,600     2,518,459
                                                                                           -----------

     DIVERSIFIED TELECOMMUNICATION SERVICES 14.7%
     Mahanagar Telephone Nigam Ltd. .....................      India             415,056     1,254,613
     PT Indosat (Persero) TBK ...........................    Indonesia         1,065,500     1,100,746
     PT Telekomunikasi Indonesia TBK, B .................    Indonesia         3,798,680     1,575,534
     Singapore Telecommunications Ltd. ..................    Singapore         2,115,000     1,823,820
    *Total Access Communication Public C ................    Thailand            264,400       362,228
     Videsh Sanchar Nigam Ltd. ..........................      India              32,477       124,469
                                                                                           -----------
                                                                                             6,241,410
                                                                                           -----------

     ELECTRIC UTILITIES .9%
     Korea Electric Power Corp. .........................   South Korea           19,320       375,640
                                                                                           -----------

     ELECTRONIC EQUIPMENT & INSTRUMENTS .8%
     Samsung Electro-Mechanics Co. ......................   South Korea            6,190       359,192
                                                                                           -----------

     FOOD PRODUCTS 1.5%
     Nong Shim Co. Ltd. .................................   South Korea            9,070       649,346
                                                                                           -----------


TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2002  (CONT.)



                                                              COUNTRY            SHARES       VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     HOTELS RESTAURANTS & LEISURE 2.4%
     Genting Bhd. .......................................     Malaysia           273,200   $   999,337
                                                                                           -----------

     INDUSTRIAL CONGLOMERATES 1.1%
     SIME Darby Bhd., fgn. ..............................     Malaysia           352,000       467,789
                                                                                           -----------

     OIL & GAS 2.6%
     China Petroleum & Chemical Corp., H ................      China           6,926,000     1,118,851
                                                                                           -----------

     REAL ESTATE 2.5%
     Cheung Kong Holdings Ltd. ..........................    Hong Kong            42,000       375,589
     City Developments Ltd. .............................    Singapore           197,000       699,813
                                                                                           -----------
                                                                                             1,075,402
                                                                                           -----------

     SEMICONDUCTOR EQUIPMENT & PRODUCTS 2.8%
     Samsung Electronics Co. Ltd. .......................   South Korea            3,393       914,125
    *Siliconware Precision Industries Co. Ltd. ..........      Taiwan            262,000       261,989
                                                                                           -----------
                                                                                             1,176,114
                                                                                           -----------

     WIRELESS TELECOMMUNICATION SERVICES 9.0%
    *China Mobile (Hong Kong) Ltd. ......................      China             206,000       636,508
    *Shin Corporation Public Co. Ltd., ..................    Thailand          3,646,000     1,449,352
     SK Telecom Co. Ltd. ................................   South Korea            7,890     1,736,220
                                                                                           -----------
                                                                                             3,822,080
                                                                                           -----------
     TOTAL COMMON STOCKS (COST $28,551,891) .............                                   33,735,687
                                                                                           -----------

     DIRECT EQUITY INVESTMENTS 19.2%
*+(R)LEISURE EQUIPMENT & PRODUCTS 8.1%
     Indotel Ltd., acquired 11/22/96 ....................     Vietnam            900,000     3,441,312
*+(R)REAL ESTATE 11.1%
     Mayfair Hanoi, Ltd., 30% equity interest
        owned through HEA Holdings Ltd.,
        a wholly owned investment acquired 10/31/96 .....     Vietnam                        4,708,473
                                                                                           -----------
     TOTAL DIRECT EQUITY INVESTMENTS (COST $14,702,155) .                                    8,149,785
                                                                                           -----------

  (a)SHORT TERM INVESTMENTS (COST $649,455) 1.5%
     Franklin Institutional Fiduciary Trust
        Money Market Portfolio ..........................  United States         649,455       649,455
                                                                                           -----------
     TOTAL INVESTMENTS (COST $43,903,501) 100.2% ........                                   42,534,927
     OTHER ASSETS, LESS LIABILITIES (.2)% ...............                                    (103,012)
                                                                                           -----------
     TOTAL NET ASSETS 100.0% ............................                                  $42,431,915
                                                                                           ===========




     *Non-income producing.
     +See note 6 regarding holdings of 5% voting securities.
     (R)See note 7 regarding restricted securities.
     (a)The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.



                                            See notes to financial statements.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002



Assets:
 Investments in securities, at value:
  Unaffiliated issuers (cost $28,551,891) ....................................  $33,735,687
  Non controlled issuers (cost $14,702,155) ..................................    8,149,785
  Other affiliates (cost $649,455) ...........................................      649,455   $ 42,534,927
                                                                                -----------
 Dividends receivable ........................................................                      56,563
                                                                                              -------------
      Total assets ...........................................................                   42,591,490
                                                                                              -------------
Liabilities:
 Payables to affiliates ......................................................                      52,556
 Accrued expenses ............................................................                     107,019
                                                                                              -------------
      Total liabilities ......................................................                     159,575
                                                                                              -------------
Net assets, at value .........................................................                $ 42,431,915
                                                                                              =============
Net assets consist of:
 Undistributed net investment income .........................................                  $   (2,398)
 Net unrealized depreciation .................................................                  (1,368,509)
 Accumulated net realized loss ...............................................                 (40,356,008)
 Capital shares ..............................................................                  84,158,830
                                                                                              -------------
Net assets, at value .........................................................                $ 42,431,915
                                                                                              =============
Net asset value per share ($42,431,915 / 4,544,773 shares outstanding) .......                       $9.34
                                                                                              =============





                                            See notes to financial statements.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2002



Investment Income:
 (net of foreign taxes of $91,184)
 Dividends ...................................................................    $ 981,777
 Interest ....................................................................        2,058
                                                                                 ----------
      Total investment income ................................................                 $   983,835
Expenses:
 Management fees (Note 3) ....................................................      548,748
 Administrative fees (Note 3) ................................................       79,005
 Transfer agent fees .........................................................       39,300
 Custodian fees ..............................................................       30,700
 Registration and filing fees ................................................       33,150
 Professional fees ...........................................................       73,140
 Directors' fees and expenses ................................................       15,357
                                                                                 -----------
      Total expenses .........................................................                     819,400
      Expenses waived/paid by affiliate (Note 3) .............................                     (48,620)
                                                                                               ------------
        Net expenses .........................................................                     770,780
                                                                                               ------------
           Net investment income .............................................                     213,055
                                                                                               ------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments ................................................................   (7,715,743)
  Foreign currency transactions ..............................................      (90,160)
                                                                                 -----------
      Net realized loss ......................................................                  (7,805,903)
 Net unrealized appreciation on:
  Investments ................................................................   14,530,124
  Translation of assets and liabilities denominated in foreign currencies ....           65
                                                                                 -----------
      Net unrealized appreciation ............................................                  14,530,189
                                                                                               ------------
Net realized and unrealized gain .............................................                   6,724,286
                                                                                               ------------
Net increase in net assets resulting from operations .........................                 $ 6,937,341
                                                                                               ============





                                            See notes to financial statements.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 2002 AND 2001




                                                                                      2002          2001
                                                                                ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ...............................................   $    213,055  $    (79,511)
  Net realized loss from investments and foreign currency transactions .......     (7,805,903)   (3,054,598)
  Net unrealized appreciation (depreciation) on investments and
   translation of assets and liabilities denominated in foreign currencies ...     14,530,189   (14,806,516)
                                                                                ------------------------------
      Net increase (decrease) in net assets resulting from operations ........      6,937,341   (17,940,625)

 Distributions to shareholders from net investment income ....................       (115,437)           --
 Capital share transactions (Note 2) .........................................             --      (957,256)
                                                                                ------------------------------
      Net increase (decrease) in net assets ..................................      6,821,904   (18,897,881)
Net assets:
 Beginning of year ...........................................................     35,610,011    54,507,892
                                                                                ------------------------------
 End of year .................................................................    $42,431,915   $35,610,011
                                                                                ==============================
Undistributed net investment income included in net assets:
 End of year .................................................................    $    (2,398) $         --
                                                                                ==============================




                                            See notes to financial statements.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Notes to Financial Statements



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Vietnam and Southeast Asia Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests primarily in the equity and debt securities of Region Country Issuers. Region Countries currently include Vietnam, China, Hong Kong, India, Indonesia, Malaysia, Myanmar, the Philippines, Singapore, South Korea, Taiwan, and Thailand. The following summarizes the Fund's significant accounting policies.

On March 19, 2002, the Board of Directors of the Fund approved a proposal to merge the Fund into the Templeton Developing Markets Trust, subject to approval by the shareholders of the Fund.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Notes to Financial Statements (CONTINUED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

On May 17, 2000, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management.

At March 31, 2002, there were 100,000,000 million shares authorized ($0.01 par value). Share repurchase transactions were as follows:



                                                                                          YEAR ENDED         YEAR ENDED
                                                                                        MARCH 31, 2002     MARCH 31, 2001
---------------------------------------------------------------------------------------------------------------------------
Shares repurchased ....................................................................          --             136,400
Amount repurchased ....................................................................          --            $957,256
Weighted average discount of market price to net assets value of shares repurchased ...          --                 28%

Through March 31, 2002, the Fund had repurchased a total of 136,400 shares.


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also directors or officers of Templeton Asset Management Ltd. (TAML) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Notes to Financial Statements (CONTINUED)



3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund pays an investment management fee to TAML of 1.5% per year of the average weekly net assets of the Fund. Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund) in an amount not to exceed the management fee paid by the Sweep Money Fund. From its investment management fee, TAML pays a shareholder servicing agent fee to UBS Warburg LLC of 0.10% per year of the average weekly net assets of the Fund. The Fund pays FT Services an administrative fee of 0.15% per year of the Fund's average weekly net assets.

Effective August 1, 1998, TAML agreed to reduce its investment management fee to an annual rate of 1.35% of the Fund's average weekly net assets, as reflected in the Statement of Operations. This fee waiver may be terminated at any time upon notice to the Fund's Board of Directors.


4. INCOME TAXES

At March 31, 2002, the cost of investments, net unrealized depreciation, and undistributed ordinary income for income tax purposes were as follows:

         Cost of investments ..................................... $44,535,030
                                                                   ------------
         Unrealized appreciation .................................   6,104,602
         Unrealized depreciation .................................  (8,104,705)
                                                                   ------------
         Net unrealized depreciation ............................. $(2,000,103)
                                                                   ============

         Distributable earnings - ordinary income ................ $    44,512
                                                                   ============

The tax character of distributions paid during the year ended March 31, 2002, was the same for financial statements and tax purposes.

At March 31, 2002, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

         Capital loss carryovers expiring in:
          2006 ...................................... $    55,890
          2007 ......................................  19,331,627
          2008 ......................................   5,602,511
          2010 ......................................  14,038,950
                                                      -----------
                                                      $39,028,978
                                                      ===========
Net investment income and net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, foreign currency transactions, and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

At March 31, 2002, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2001 of $740,308 and $1,936, respectively. For tax purposes, such losses will be reflected in the year ending March 31, 2003.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Notes to Financial Statements (CONTINUED)



5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 2002 aggregated $29,999,006 and $27,958,043, respectively.


6. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies", at March 31, 2002 were as shown below.

                                       NUMBER OF                             NUMBER OF                                      REALIZED
                                      SHARES HELD     GROSS       GROSS     SHARES HELD         VALUE      DIVIDEND INCOME  CAPITAL
NAME OF ISSUER                      MARCH 31, 2001  ADDITIONS  REDUCTIONS  MARCH 31, 2002  MARCH 31, 2002  4/01/01-3/31/02   GAIN
------------------------------------------------------------------------------------------------------------------------------------
Indotel Ltd. ......................      900,000       --          --           900,000      $3,441,312           --           --
Mayfair Hanoi Ltd., 30% equity
 interest owned through HEA
 Holdings Ltd. ....................           --       --          --                --       4,708,473           --           --
                                                                                            ----------------------------------------
TOTAL AFFILIATES ..................                                                          $8,149,785          $--          $--
                                                                                            ========================================

7. DIRECT INVESTMENTS IN VIETNAM VENTURES

The Fund may, to the extent consistent with its investment policies, invest up to 65% of its total net assets in direct equity investments. These investments typically take the form of a business corporation contract, joint venture company established in Vietnam or a wholly owned foreign company established in Vietnam. Since these securities are not publicly traded, and may be restricted as to resale, they may be less liquid than securities traded in active markets. Direct investments in Vietnam ventures include certain risks not typically associated with investing in countries with developed securities markets, such as political, economic, and legal uncertainties. Readily available market quotations cannot be obtained for these securities. The fair value of these securities is estimated using methods approved by the Board. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. The total value of direct equity investments was $8,149,785 (19.2% of net assets) at March 31, 2002.


8. SUBSEQUENTEVENT

On April 4, 2002, the Fund announced that a proposed settlement has received approval from the U.S. District Court for the Southern District of Florida in the action, captioned in Re: Templeton Securities Litigation (Civil Action No. 98-6059). The Fund is expected to receive a minimum of approximately $2 million from a settlement fund which has been funded by an affiliate of the Fund. This amount has been reflected in the Fund's net asset value as of April 3, 2002.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
INDEPENDENT AUDITORS' REPORT
To the Board of Directors and Shareholders of Templeton Vietnam and Southeast Asia Fund, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Vietnam and Southeast Asia Fund, Inc. (the "Fund") at March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for each of the periods prior to April 1, 1999 were audited by other independent accountants whose report dated April 30, 1999 expressed an unqualified opinion on those statements.



PricewaterhouseCoopers LLP
San Francisco, California
April 26, 2002

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Tax Designation


At March 31, 2002, more than 50% of the Templeton Vietnam and Southeast Asia Fund, Inc.'s assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to shareholders of record on June 2002.



                                     FOREIGN TAX PAID          FOREIGN SOURCE
                     COUNTRY             PER SHARE            INCOME PER SHARE
                     -----------------------------------------------------------
                     China              $0.0000                   $0.0041
                     Hong Kong           0.0000                    0.0042
                     India               0.0000                    0.0047
                     Indonesia           0.0051                    0.0095
                     Malaysia            0.0002                    0.0010
                     Philippines         0.0007                    0.0008
                     Singapore           0.0063                    0.0286
                     South Korea         0.0022                    0.0037
                     Taiwan              0.0041                    0.0006
                     Thailand            0.0015                    0.0054
                                     -------------------------------------------
                     TOTAL              $0.0201                   $0.0626
                                     ===========================================


In January 2003, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2002. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Annual Meeting of Shareholders, January 23, 2002


     An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on January 23, 2002. The purpose of the meeting was to elect five Directors of the Fund and to consider the approval or rejection of a shareholder proposal requesting that the Board of Directors authorize a one-time, unlimited tender offer at net asset value or otherwise take the steps necessary to permit shareholders to realize NAV for their shares. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Harmon E. Burns, Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps and Constantine D. Tseretopoulos.* Shareholders voted to approve a shareholder proposal requesting that the Board of Directors authorize a one-time, unlimited tender offer at net asset value or otherwise take the steps necessary to permit shareholders to realize NAV for their shares. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of five (5) Directors:

                                            % OF          % OF                          % OF        % OF
                                         OUTSTANDING      VOTED                      OUTSTANDING    VOTED
TERM EXPIRING 2004:           FOR          SHARES         SHARES       WITHHELD         SHARES      SHARES
-------------------------------------------------------------------------------------------------------------
Harmon E. Burns .......  2,457,630         54.08%        62.82%         1,454,489       32.00%      37.18%
Betty P. Krahmer ......  2,457,972         54.08%        62.83%         1,454,147       32.00%      37.17%
Gordon S. Macklin .....  2,458,173         54.09%        62.83%         1,453,946       31.99%      37.17%
Fred R. Millsaps ......  2,458,044         54.09%        62.83%         1,454,075       31.99%      37.17%

TERM EXPIRING 2002
-------------------------------------------------------------------------------------------------------------
Constantine D. Tseretopoulos 2,458,050     54.09%        62.83%         1,454,069       31.99%      37.17%

2. Shareholder proposal requesting that the Board of Directors authorize a one-time, unlimited tender offer at net asset value or otherwise take the steps necessary to permit shareholders to realize NAV for their shares.

                                            % OF          % OF
                                         OUTSTANDING      VOTED
                       SHARES VOTED        SHARES        SHARES
------------------------------------------------------------------
For .................  1,778,689          39.14%         66.14%
Against .............    891,295          19.61%         33.14%
Abstain .............     19,398            .43%           .72%
Broker Non-Votes ....  1,222,737          26.90%           --
------------------------------------------------------------------
  TOTAL .............  3,912,119          86.08%        100.00%



     * HARRIS J. ASHTON, NICHOLAS F. BRADY, MARTIN L. FLANAGAN, S. JOSEPH FORTUNATO, ANDREW H. HINES, JR., EDITH E. HOLIDAY, AND CHARLES B. JOHNSON ARE DIRECTORS OF THE FUND WHO ARE CURRENTLY SERVING AND WHOSE TERMS OF OFFICE CONTINUED AFTER THE ANNUAL MEETING OF SHAREHOLDERS.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Dividend Reinvestment and Cash Purchase Plan


The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the Plan Agent) at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than the net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Company." and sent to Mellon Investor Services LLC, P.O. Box 382009, Pittsburgh, PA 15250-8009,
Attn: Templeton Vietnam and Southeast Asia Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.



TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800-416-5585
www.mellon-investor.com




















SHAREHOLDER INFORMATION

Shares of Templeton Vietnam and Southeast Asia Fund, Inc. are traded on the New York Stock Exchange under the symbol "TVF." Information about the net asset value and the market price is published each Monday in THE WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with INVESTOR SERVICEDIRECTSM. For information go to Mellon Investor Services' web site at https://vault.mellon-investor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Vietnam and Southeast Asia Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

DIRECTORS AND OFFICERS


The name, age and address of the officers and directors, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below. Each director will serve until that person's successor is elected and qualified.


INDEPENDENT DIRECTORS                                                NUMBER OF
                                                                 PORTFOLIOS IN FUND
                                                     LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS               POSITION        TIME SERVED    BY DIRECTOR*       OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

HARRIS J. ASHTON (69)               Director        Since 1994        138             Director, RBC Holdings, Inc. (bank holding
500 East Broward Blvd.                                                                company) and Bar-S Foods meat packing
Suite 1200                                                                            company).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation
(nursery and craft centers)(until 1998).
------------------------------------------------------------------------------------------------------------------------------------

S. JOSEPH FORTUNATO (69)            Director        Since 1994        139             None
500 East Broward Blvd.
Suite 1200
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------

ANDREW H. HINES, JR. (79)           Director        Since 1994         30             None
500 East Broward Blvd.
Suite 1200
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and Executive-in-Residence, Eckerd College (1991-present); and FORMERLY, Chairman and
Director, Precise Power Corporation (1990-1997); Director, Checkers Drive-In Restaurant, Inc.(1994-1997); and Chairman of the Board
and Chief Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990); and director of various of its subsidiaries.
------------------------------------------------------------------------------------------------------------------------------------

EDITH E. HOLIDAY (50)               Director        Since 1996         84             Director, Amerada Hess Corporation
500 East Broward Blvd.                                                                (exploration and refining of oil and gas);
Suite 1200                                                                            Hercules Incorporated (chemicals, fibers
Fort Lauderdale, FL 33394-3091                                                        and resins); Beverly Enterprises, Inc.
                                                                                      (health care); H.J. Heinz Company
                                                                                      (processed foods and allied products); RTI
                                                                                      International Metals, Inc. (manufacture and
                                                                                      distribution of titanium); Digex Incorporated
                                                                                      (web hosting provider); and Canadian National
                                                                                      Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet
(1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                     NUMBER OF
                                                                PORTFOLIOS IN FUND
                                                     LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS               POSITION        TIME SERVED     BY DIRECTOR*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

BETTY P. KRAHMER (72)               Director        Since 1994         24             None
500 East Broward Blvd.
Suite 1200
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or trustee of various civic associations; and FORMERLY, Economic Analyst, U.S. government.
------------------------------------------------------------------------------------------------------------------------------------

GORDON S. MACKLIN (73)              Director        Since 1994        138             Director, White Mountains Insurance Group,
500 East Broward Blvd.                                                                Ltd.; Martek Biosciences Corporation;
Suite 1200                                                                            WorldCom, Inc. (communications services);
Fort Lauderdale, FL 33394-3091                                                        MedImmune, Inc. (biotechnology); Overstock.com
                                                                                      (Internet services); and Spacehab, Inc.
                                                                                      (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National
Association of Securities Dealers, Inc. (until 1987).
------------------------------------------------------------------------------------------------------------------------------------

FRED R. MILLSAPS (72)               Director        Since 1994         30             None
500 East Broward Blvd.
Suite 1200
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; and manager of personal investments (1978-present); and formerly, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light
(1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------

CONSTANTINE DEAN TSERETOPOULOS (47) Director        Since 2001         20             None
500 East Broward Blvd.
Suite 1200
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); and director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED DIRECTORS AND OFFICERS                                   NUMBER OF
                                                                 PORTFOLIOS IN FUND
                                                     LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS               POSITION        TIME SERVED    BY DIRECTOR*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------ -----------------------------------------------------------------

**NICHOLAS F. BRADY (71)            Director        Since 1994         65             Director, Amerada Hess Corporation
500 East Broward Blvd.                                                                (exploration and refining of oil and
Suite 1200                                                                            gas), C2, Inc.(operating and
Fort Lauderdale, FL 33394-3091                                                        investment business), and H.J.
                                                                                      Heinz Company (processed foods and

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Templeton Emerging Markets Investment Trust PLC, Darby Overseas Investments, Ltd. and Darby Emerging Markets
Investments LDC (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd., and Franklin Templeton
Investment Fund; and FORMERLY, Secretary of the United States Department of the Treasury (1988-1993), Chairman of the
Board, Dillon, Read & Co., Inc. (investment banking) (until 1988) and U.S. Senator, New Jersey (April 1982-December
1982).
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                   NUMBER OF
                                                                PORTFOLIOS IN FUND
                                                     LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS               POSITION        TIME SERVED   BY DIRECTOR*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

**HARMON E. BURNS (56)              Director and    Director            33            None
One Franklin Parkway                Vice President  since 1994
San Mateo, CA 94403-1906                            and Vice
                                                    President
                                                    since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of
Franklin Resources, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.

------------------------------------------------------------------------------------------------------------------------------------

**MARTIN L. FLANAGAN (41)           Director and    Since 1994           7            None
One Franklin Parkway                Vice President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.;
Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial
Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment
Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment
Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services,
LLC; Chairman, Franklin Templeton Services, LLC; officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc.; and officer of 52 of the investment companies in Franklin Templeton Investments.

------------------------------------------------------------------------------------------------------------------------------------

**CHARLES B. JOHNSON (68)           Director and    Since 1994         138            None
One Franklin Parkway                Vice President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.;
Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

JEFFREY A. EVERETT (38)             Vice President  Since 2001    Not Applicable      None
P.O. Box N-7759
Lyford Cay, Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 18 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
------------------------------------------------------------------------------------------------------------------------------------

DAVID P. GOSS (54)                  Vice President  Since 2000    Not Applicable      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources,
Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources,
Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until
1996), Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                                PORTFOLIOS IN FUND
                                                     LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS               POSITION        TIME SERVED    BY DIRECTOR*       OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

BARBARA J. GREEN (54)               Vice President  Vice          Not Applicable      None
One Franklin Parkway                and Secretary   President
San Mateo, CA 94403-1906                            since 2001
                                                    and Secretary
                                                    since 1996
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide,
Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director,
Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman,
Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until
1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

------------------------------------------------------------------------------------------------------------------------------------

CHARLES E. JOHNSON (45)             Vice President  Since 1996    Not Applicable      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin
Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of
the Board, President and Director, Franklin Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 34 of the investment companies in Franklin Templeton Investments.

------------------------------------------------------------------------------------------------------------------------------------

RUPERT H. JOHNSON, JR. (61)         Vice President  Since 1996    Not Applicable      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.;
Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton
Investments.

------------------------------------------------------------------------------------------------------------------------------------

JOHN R. KAY (61)                    Vice President  Since 1994    Not Applicable      None
500 East Broward Blvd.
Suite 1200
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice
President, Franklin Templeton Services, LLC; officer of 23 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------

MARK MOBIUS (65)                    President       Since 1994    Not Applicable      None
Two Exchange Square
39th Floor, Suite 3905-08
Hong Kong

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; Executive Vice
President and Director, Templeton Global Advisors Limited; officer of eight of the investment companies in Franklin Templeton
Investments; officer and/or director as the case may be of some of the subsidiaries of Franklin Resources, Inc.; and FORMERLY,
President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director,
Vickers da Costa, Hong Kong (1983-1986).
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                     NUMBER OF
                                                                 PORTFOLIOS IN FUND
                                                     LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS               POSITION        TIME SERVED    BY DIRECTOR*       OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

BRUCE S. ROSENBERG (40)             Treasurer       Since 2000    Not Applicable      None
500 East Broward Blvd.
Suite 1200
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of 19 of the investment companies in Franklin Templeton Investments.

------------------------------------------------------------------------------------------------------------------------------------

MURRAY L. SIMPSON (64)              Vice President  Since 2000    Not Applicable      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until
2000) and Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson is considered an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc., which is the parent company of the Fund's adviser. Mr. Flanagan's and Mr. Burns' status as interested persons results from their positions as officers of Franklin Resources, Inc. Mr. Brady's status as an interested person results from his business affiliations with Franklin Resources, Inc. and Templeton Global Advisors Limited. Mr. Brady and Franklin Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. (DEMF). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Mr. Brady is also a director of Templeton Capital Advisors Ltd. (TCAL), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Franklin Resources, Inc.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

                       This page intentionally left blank

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS


GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund
GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund
GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund


GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin Capital Growth Fund(1)
Franklin DynaTech Fund
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund(2)
Franklin Small Cap Growth Fund II(3)
Franklin Technology Fund
GROWTH & INCOME
Franklin Balance Sheet
 Investment Fund(4)
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund(5)
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund
INCOME
Franklin Adjustable U.S. Government Securities Fund(6)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust(7)
Franklin Short-Intermediate
 U.S. Government Securities Fund6
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund(6)
Franklin Federal Money Fund(6,8)
Franklin Money Fund(6,8)



TAX-FREE INCOME(9)
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund(10)
Tax-Exempt Money Fund(6,8)
STATE-SPECIFIC
TAX-FREE INCOME(9)



Alabama
Arizona
California(11)
Colorado
Connecticut
Florida(11)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(11)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Texas
Virginia


INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(12)


     1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

     2. Formerly Franklin Small Cap Growth Fund I. Effective 9/1/01, the fund's name changed and its investment criteria expanded.

3. The fund is closed to most new investors, with the exception of retirement plan accounts and wrap program accounts. Existing shareholders can continue adding to their account.

4. Effective 5/1/02, the fund is closed to all new investors. Existing shareholders, however, will be able to continue adding to their accounts through exchanges and purchases. In addition, retirement plans with an existing account in the fund will be allowed to open new participant accounts.

     5. Effective 4/1/02, the fund expanded its investment universe to include companies with market capitalizations up to $2.5 billion.

     6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

7. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

8. No assurance exists that the fund's $1.00 per share price will be maintained.

     9. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

10. Portfolio of insured municipal securities.

11. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY). 12. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.


                                                                          05/02

[logo omitted]
                                FRANKLIN TEMPLETON
                                   INVESTMENTS

100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030




ANNUAL REPORT
TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.

AUDITORS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105

TRANSFER AGENT
MellonInvestor Services LLC
85 Challenger Road
Overpeck Centre
Ridgfield Park, New Jersey 07660
1-800/416-5585
www.melloninvestor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.
To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLTVF A2002 05/02        [LOGO OMITTED] Printed on recycled paper